UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2017

Item 1. Reports to Stockholders

Closed-end fund

Delaware Enhanced Global Dividend and Income Fund

November 30, 2017

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide. MGL is a global provider of banking, financial, advisory, investment, and funds management services. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), which is a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

December 12, 2017

Performance preview (for the year ended November 30, 2017)

Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	+31.30%

Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+21.03%

Lipper Closed-end Global Funds Average @ market price	1-year return	+28.85%

Lipper Closed-end Global Funds Average @ NAV	1-year return	+21.49%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 3.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2017, Delaware Enhanced Global Dividend and Income Fund returned +21.03% at net asset value (NAV) and +31.30% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.

A strong economic environment

As the Fund’s fiscal year began, investors in equities found themselves in an increasingly optimistic mood. A strengthening global economy, coupled with the market’s expectation for growth-oriented policies coming out of Washington, D.C., after Republicans’ electoral victories in November 2016, led to an especially favorable environment for US cyclical growth stocks.

A series of interest rate increases from the US Federal Reserve, which sought to limit potential inflation amid steadily improving economic and employment data, provided a further headwind for the yield segments of the financial markets. Against a strong economic backdrop, the Fed opted to raise its benchmark short-term interest rate by a quarter percentage point on three separate occasions during the fiscal year. As of period end, the federal funds rate stood at 1.25%, up from 0.50% at the start of December 2016. US gross domestic product (GDP) — a measure of the country’s economic output — grew by an annualized 3.1% in the second quarter of 2017 and an estimated 3.3% in the year’s third quarter, according to the US Commerce Department. It was the first time since mid-2014 that US GDP expanded by 3% or better in consecutive quarters. Meanwhile, the US unemployment rate stood at 4.1% in November 2017, according to the US Labor Department, a 17-year low.

Even as the Fed was gradually engaged in monetary tightening, other central banks and countries around the world were pursuing the opposite path. We believe China’s efforts to accelerate growth were a big factor behind the global economic recovery, especially in emerging markets, while the European Central Bank’s aggressive stimulus program provided a boost to the region.

Gains across asset classes

For the Fund’s fiscal year, both US and international equities enjoyed strong results. US large-cap value stocks, as measured by the Russell 1000® Value Index, returned +14.8%. International developed market stocks, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net), fared even better, returning +27.3% for the same time frame. International stocks came into the fiscal year more attractively valued than US stocks — which were earlier to benefit as we continued to emerge from the global financial crisis from a decade ago — and therefore had more room for appreciation over the 12-month period.

High yield bonds, as measured by the Bloomberg Barclays US Corporate High-Yield Index, returned +9.2%, as the asset class continued to benefit from a healthy US economy, a small number of issuer defaults, and narrowing credit spreads — meaning investors were willing to accept less yield in exchange for taking on credit risk.

Convertible securities, as measured by the BofA Merrill Lynch All US Convertibles Index, returned +15.6%. This asset class benefited from the combination of low marketplace yields and continued historically low interest rates, which contributed to bond performance while providing a tailwind for stocks and these equity-sensitive securities.

Meanwhile, global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Index, returned +13.2%, outpacing the +10.4% return of their US counterparts, as measured by the FTSE NAREIT Equity REITs Index. In this asset class, investors encountered a significant performance dichotomy. Retail real estate investment trusts (REITs), for example, tended to perform relatively poorly, reflecting growth in ecommerce and a corresponding decline in sales at physical stores. By contrast, industrial REITs benefited from increased demand for warehouse space necessary to accommodate a growing economy and an increased emphasis on ecommerce.

Individual contributors and detractors

Among international equities, the Fund saw strong results from positions in Korean electronics giant Samsung Electronics; Deutsche Post, a German delivery company; Bank Rakyat Indonesia Persero, an Indonesian banking firm; and Canon, a Japanese manufacturer of optical and imaging products.

Meanwhile, within the Fund’s large-cap value equity subportfolio, several holdings stood out as notable performance contributors, including AbbVie, a drug manufacturer that benefited from a favorable patent ruling and a potentially stronger new-drug pipeline;

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Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

Abbott Laboratories, a pharmaceutical and medical device company that was helped by investors’ expectations for higher earnings growth; and Lockheed Martin, a US defense contractor that benefited from anticipated increases in military spending.

Individual equity detractors during the fiscal year included pharmaceutical distributor Cardinal Health; telecommunication services provider AT&T; and CVS Health, which operates retail drug stores along with a pharmacy benefits management business.

Sticking to our strategy

Throughout the fiscal year, we continued to pursue the same management approach we apply in all market conditions: We continued to look across multiple asset classes for securities that we believed had competitive yield and the potential for dividend growth. In addition, we maintained our emphasis on managing downside risk in the portfolio and seeking to limit potential capital losses.

During the fiscal year, changes to the Fund’s portfolio were relatively modest. Our biggest shift was to add exposure to international equities, which increased from 29% of the portfolio at the start of the fiscal year to 35% of the portfolio at fiscal year end. This shift reflected our view that international equities were more attractively valued than their US counterparts, as the latter had rallied strongly in recent years. As of Nov. 30, 2017, the Fund’s allocation to US large-cap value stocks stood at 11%, unchanged from a year earlier.

In light of the Fund’s mandate to maintain healthy exposure to international markets, 40% of the portfolio was invested in non-US equity and debt securities as of fiscal year end. In addition to the 35% allocated to international stocks, the Fund had a 5% stake in emerging market bonds (unchanged from a year earlier). The Fund also had a 1% position in global real estate securities as of fiscal year end (representing a modest decline over the prior 12 months).

Other notable allocations in the Fund included high yield bonds and convertible securities, which made up 33% and 14% of the Fund’s portfolio, respectively, as of Nov. 30, 2017.

In addition, the Fund used foreign currency exchange contracts to facilitate the purchase and sale of securities in the Fund. The Fund also entered into options contracts to facilitate investments in portfolio securities. These derivative securities did not have a material effect on performance during the fiscal year.

Of final note, the Fund’s use of leverage — a portfolio management tool designed to obtain a higher return on the Fund’s investments — added to performance in light of the stock market’s increase. Leverage has the effect of magnifying the impact of gains and losses. As a result, it added to the Fund’s results in a strong market environment.

Positioning the portfolio defensively

As of fiscal year end, we recognized that valuations were at or near all-time highs across multiple asset classes. Even as we believe that equities could continue to do well in the short term, we do see high valuations as a longer-term challenge in the asset class. Another likely headwind is the expectation that China could start slowing its economy, after having engaged in substantial stimulus efforts since early 2016.

Therefore, we think it is prudent to avoid excess risk and continue to manage the Fund defensively. We will continue to seek to provide competitive income with a focus on securities that we believe have the potential to provide upside in the event of a rising market, and the prospect of declining less than the market if conditions deteriorate. Moreover, we see a strong argument for seeking companies that, in our view, appear undervalued, have strong cash flows, maintain manageable debt levels, operate diversified businesses, and have a history of delivering consistent dividends.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change for events occurring after such date.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance

Average annual total returns through November 30, 2017	1 year	5 years	10 years	Lifetime

At market price (inception date June 29, 2007)	+31.30%	+9.45%	+7.51%	+5.27%
At net asset value (inception date June 29, 2007)	+21.03%	+9.63%	+6.97%	+6.16%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio may be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest the money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging is the risk associated with securities or practices (for example, borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Fund will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Fund may not be successful in this respect.

To the extent the Fund engages in option overwriting, it may receive less total return in certain periods and in other periods greater total return from its option overwriting strategy.

The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

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Performance summary

Delaware Enhanced Global Dividend and Income Fund

The Fund may make extraordinary distributions of ordinary income and capital gains at calendar year end for tax and regulatory purposes. Those distributions may temporarily cause higher yields. There is no assurance that a Fund will repeat that higher yield in the future. Subsequent monthly distributions will likely be lower than these extraordinary, calendar year end distributions.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.

Fund basics

As of November 30, 2017

Fund objectives	Fund start date
The Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective.	June 29, 2007

Total Fund net assets	NYSE symbol
$207 million	DEX

Number of holdings
545

Market price versus net asset value (see notes below and on next page)

November 30, 2016 through November 30, 2017

Starting value (Nov. 30, 2016) Ending value (Nov. 30, 2017)

Delaware Enhanced Global Dividend and Income Fund @ NAV	$11.43	$13.08

Delaware Enhanced Global Dividend and Income Fund @ market price	$9.65	$11.98

Past performance is not a guarantee of future results.

Performance of a $10,000 investment

Average annual total returns from November 30, 2007 through November 30, 2017

Starting value (Nov. 30, 2007) Ending value (Nov. 30, 2017)

Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$20,628

Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$19,613
Lipper Closed-end Global Funds Average @ market price	$10,000	$16,334
Lipper Closed-end Global Funds Average @ NAV	$10,000	$12,971

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on Nov. 30, 2007, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 invested in the Lipper Closed-end Global Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was

(continues)	5

Performance summary

Delaware Enhanced Global Dividend and Income Fund

initially offered with a sales charge of 4.50%. Performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own US securities as well (source: Lipper).

The Russell 1000 Value Index, mentioned on page 1, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The Bloomberg Barclays US Corporate High-Yield Index, mentioned on page 1, is composed of US dollar–denominated, non-investment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

The BofA Merrill Lynch All US Convertibles Index, mentioned on page 1, tracks the performance of domestic corporate convertible bonds and convertible preferred stock issues of all qualities that have a market value of $50 million or more at issuance.

The FTSE NAREIT Equity REITs Index, mentioned on page 1, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs.

The FTSE EPRA/NAREIT Developed Index, mentioned on page 1, tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

As of November 30, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	66.88%
Consumer Discretionary	9.36%
Consumer Staples	6.47%
Diversified REITs	0.13%
Energy	4.76%
Financials	11.28%
Healthcare	8.88%
Healthcare REITs	0.07%
Hotel REITs	0.38%
Industrial REIT	0.11%
Industrials	11.76%
Information Technology	5.47%
Mall REITs	0.27%
Materials	1.35%
Multifamily REITs	0.62%
Office REITs	0.64%
Shopping Center REITs	0.45%
Specialty REITs	0.20%
Telecommunication Services	3.80%
Utilities	0.88%
Convertible Preferred Stock	2.36%
Exchange-Traded Fund	0.01%
Agency Collateralized Mortgage Obligation	0.02%
Agency Commercial Mortgage-Backed Securities	0.01%
Agency Mortgage-Backed Securities	0.02%
Convertible Bonds	13.04%
Brokerage	0.46%
Capital Goods	1.65%
Communications	1.30%
Consumer Cyclical	0.30%
Consumer Non-Cyclical	2.64%
Energy	0.73%
Financials	1.21%
Industrials	0.14%
Real Estate Investment Trusts	1.82%
Technology	2.79%
Corporate Bonds	41.68%
Banking	2.02%
Basic Industry	7.15%
Brokerage	0.22%
Capital Goods	2.10%
Consumer Cyclical	2.86%

Security type / sector	Percentage of net assets
Consumer Non-Cyclical	1.56%
Electric	0.11%
Energy	7.64%
Financials	0.22%
Healthcare	2.97%
Insurance	0.71%
Media	3.85%
Real Estate Investment Trusts	1.54%
Services	2.73%
Technology	1.74%
Telecommunications	2.82%
Transportation	0.49%
Utilities	0.95%
Non-Agency Asset-Backed Securities	0.05%
Non-Agency Collateralized Mortgage Obligation	0.00%
Regional Bond	0.26%
Loan Agreements	0.41%
Sovereign Bonds	4.03%
US Treasury Obligations	0.79%
Leveraged Non-Recourse Security	0.00%
Limited Partnerships	0.88%
Master Limited Partnership	0.17%
Preferred Stock	0.60%
Rights	0.01%
Warrant	0.00%
Short-Term Investments	7.11%
Total Value of Securities	138.33%
Borrowing Under Line of Credit	(39.59%)
Receivables and Other Assets Net of Liabilities	1.26%
Total Net Assets	100.00%

(continues)	7

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

Country*	Percentage of net assets
Argentina	0.26%
Australia	0.62%
Austria	0.46%
Belgium	0.03%
Brazil	0.24%
Canada	1.74%
Cayman Islands	0.33%
China/Hong Kong	2.81%
Colombia	0.25%
Denmark	1.16%
France	10.82%
Germany	3.04%
Indonesia	3.51%
Ireland	0.40%
Italy	1.58%
Jamaica	0.55%
Japan	11.67%
Luxembourg	1.15%
Mexico	2.65%
Netherlands	4.30%
Puerto Rico	0.30%
Republic of Korea	2.03%
Russia	0.56%
Sweden	2.03%
Switzerland	2.09%
United Arab Emirates	0.36%
United Kingdom	7.18%
United States	69.10%
Total	131.22%

* Allocation includes all investments except for short-term investments.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

November 30, 2017

	Number of shares	Value (US $)

Common Stock – 66.88%

Consumer Discretionary – 9.36%
Bayerische Motoren Werke	22,418	$2,263,219
Ford Motor	77,700	972,804
Kering	5,465	2,423,433
Lowe’s	7,000	583,590
Nitori Holdings	7,008	1,144,692
Publicis Groupe	12,484	828,794
Target	16,100	964,390
Techtronic Industries	430,500	2,495,806
Toyota Motor	53,205	3,359,659
Valeo	19,469	1,411,831
Yue Yuen Industrial Holdings	822,000	2,941,198

		19,389,416

Consumer Staples – 6.47%
Archer-Daniels-Midland	14,400	574,272
British American Tobacco ADR	11,940	759,742
Carlsberg Class B	20,190	2,395,209
Coca-Cola Amatil	66,291	399,544
CVS Health	8,300	635,780
Imperial Brands	49,848	2,066,164
Japan Tobacco	73,400	2,430,881
Kimberly-Clark	9,800	1,173,648
Kraft Heinz	7,200	585,864
Matsumotokiyoshi Holdings	7,700	637,689
Mondelez International	14,100	605,454
Procter & Gamble	12,700	1,142,873

		13,407,120

Diversified REITs – 0.13%
Investors Real Estate Trust	10,260	62,176
Lexington Realty Trust	14,178	148,302
Orix JREIT	40	56,049

		266,527

Energy – 4.76%
Chevron	6,700	797,233
ConocoPhillips	11,000	559,680
Occidental Petroleum	19,900	1,402,950
Royal Dutch Shell ADR	17,500	1,153,950
Suncor Energy	50,400	1,748,169
TOTAL	39,751	2,246,923
TOTAL ADR	20,500	1,159,275
Williams	27,500	798,875

		9,867,055

Financials – 11.28%
Arthur J. Gallagher	18,100	1,191,523
Ashford †	632	59,907
AXA	101,777	3,070,851

	Number of shares	Value (US $)

Common Stock (continued)

Financials (continued)
Bank Rakyat Indonesia Persero	8,713,300	$2,067,847
BB&T	23,300	1,151,486
ING Groep	152,642	2,758,273
Mitsubishi UFJ Financial Group	573,328	4,086,753
Nordea Bank	216,413	2,537,746
Nordea Bank FDR	50,546	594,237
Standard Chartered †	242,832	2,422,685
UniCredit †	110,738	2,232,479
Wells Fargo & Co.	21,100	1,191,517

		23,365,304

Healthcare – 8.88%
Abbott Laboratories	10,500	591,885
AbbVie	10,300	998,276
Amgen	3,200	562,112
AstraZeneca ADR	32,900	1,081,423
Brookdale Senior Living †	147,226	1,573,846
Cardinal Health	12,600	745,794
Johnson & Johnson	5,500	766,315
Koninklijke Philips	75,813	2,939,395
Merck & Co.	20,900	1,155,143
Novartis	36,587	3,139,042
Pfizer	38,060	1,380,056
Sanofi	37,896	3,456,859

		18,390,146

Healthcare REITs – 0.07%
HCP	3,199	84,582
Healthcare Realty Trust	2,185	71,602

		156,184

Hotel REITs – 0.38%
Ashford Hospitality Prime	13,251	122,042
Ashford Hospitality Trust	55,000	358,050
Hospitality Properties Trust	10,500	314,895

		794,987

Industrial REIT – 0.11%
Prologis Property Mexico	116,800	222,066

		222,066

Industrials – 11.76%
Deutsche Post	72,513	3,451,666
East Japan Railway	28,861	2,796,471
ITOCHU	220,602	3,834,865
Leonardo	48,614	581,180
Lockheed Martin	2,500	797,800
Meggitt	272,788	1,788,052
MINEBEA MITSUMI	102,400	2,042,305

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Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (US $)

Common Stock (continued)
Industrials (continued)
Rexel	56,553	$1,042,004
Teleperformance	15,917	2,354,650
United Technologies	4,800	582,960
Vinci	38,263	3,908,705
Waste Management	14,200	1,167,950

		24,348,608

Information Technology – 5.47%
CA	35,700	1,180,599
Canon ADR	18,500	709,845
Cisco Systems	31,400	1,171,220
Intel	26,600	1,192,744
International Business Machines	5,100	785,247
Playtech	181,820	2,067,963
Samsung Electronics	1,790	4,212,698

		11,320,316

Mall REITs – 0.27%
GGP	8,860	208,210
Simon Property Group	2,210	357,467

		565,677

Materials – 1.35%
DowDuPont	16,100	1,158,556
Rio Tinto	34,557	1,636,087

		2,794,643

Multifamily REITs – 0.62%
Equity Residential	17,000	1,135,940
Gecina	450	74,986
Vonovia	1,371	64,604

		1,275,530

Office REITs – 0.64%
alstria office REIT	33,657	507,570
Champion REIT	125,000	92,508
Easterly Government Properties	17,485	370,507
Intervest Offices & Warehouses	2,500	65,400
Kenedix Office Investment	50	280,777

		1,316,762

Shopping Center REITs – 0.45%
Brixmor Property Group	9,683	174,972
Charter Hall Retail REIT	71,117	235,326
First Capital Realty	2,922	47,652
Link REIT	33,000	295,418
Retail Properties of America	4,117	53,768
Westfield	18,784	119,566

		926,702

	Number of shares	Value (US $)

Common Stock (continued)
Specialty REITs – 0.20%
Invitation Homes	6,936	$163,343
Safety Income and Growth	13,300	243,390

		406,733

Telecommunication Services – 3.80%
AT&T	38,400	1,396,992
Century Communications =†	125,000	0
Mobile TeleSystems ADR	112,200	1,163,514
Nippon Telegraph & Telephone	53,502	2,793,020
Tele2 Class B	83,534	1,068,498
Verizon Communications	28,500	1,450,365

		7,872,389

Utilities – 0.88%
Edison International	7,600	617,652
National Grid	39,370	471,428
National Grid ADR	12,375	743,861

		1,832,941

Total Common Stock (cost $112,689,837)		138,519,106

Convertible Preferred Stock – 2.36%

A Schulman 6.00% exercise price $52.33 y	563	530,256
AMG Capital Trust II 5.15% exercise price $200.00, maturity date 10/15/37	11,440	728,585
Bank of America 7.25% exercise price $50.00 y	566	745,988
El Paso Energy Capital Trust I 4.75% exercise price $50.00, maturity date 3/31/28	17,598	845,056
Huntington Bancshares 8.50% exercise price $11.95 y	295	418,900
Wells Fargo & Co. 7.50% exercise price $156.71 y	695	931,994
Welltower 6.50% exercise price $57.42 y	10,950	681,200

Total Convertible Preferred Stock (cost $4,440,831)		4,881,979

	Number of shares	Value (US $)

Exchange-Traded Fund – 0.01%

iPATH S&P 500 VIX Short-Term Futures ETN †	390	$12,468

Total Exchange-Traded Fund (cost $1,176,115)		12,468

	Principal amount°

Agency Collateralized Mortgage Obligation – 0.02%

Fannie Mae REMICS Series 2001-50 BA 7.00% 10/25/41	40,758	46,181

Total Agency Collateralized Mortgage Obligation (cost $41,656)		46,181

Agency Commercial Mortgage-Backed Securities – 0.01%

FREMF Mortgage Trust
Series 2011-K15 B 144A 5.116% 8/25/44 #●	10,000	10,685
Series 2012-K22 B 144A 3.811% 8/25/45 #●	10,000	10,242

Total Agency Commercial Mortgage-Backed Securities (cost $21,214)		20,927

Agency Mortgage-Backed Securities – 0.02%

Fannie Mae ARM
3.37% (LIBOR12M + 1.591%) 10/1/36 ●	2,771	2,893
3.43% (LIBOR12M + 1.69%) 11/1/35 ●	3,635	3,817
3.458% (LIBOR12M + 1.698%) 4/1/36 ●	11,982	12,620
3.536% (LIBOR12M + 1.786%) 10/1/36 ●	3,714	3,911
Fannie Mae S.F. 30 yr	4,181	4,608
5.00% 6/1/44
5.50% 2/1/38	911	1,009
6.50% 5/1/40	760	851
Freddie Mac ARM
3.286% (H15T1Y + 2.14%) 10/1/36 ●	5,950	6,239
GNMA II S.F. 30 yr	2,959	3,293
6.00% 2/20/40
6.50% 10/20/39	798	884

Total Agency Mortgage-Backed Securities (cost $39,088)		40,125

	Principal amount°	Value (US $)

Convertible Bonds – 13.04%

Brokerage – 0.46%
GAIN Capital Holdings 144A 5.00% exercise price $8.20, maturity date 8/15/22 #	840,000	$946,575

		946,575

Capital Goods – 1.65%
Aerojet Rocketdyne Holdings 144A 2.25% exercise price $26.00, maturity date 12/15/23 #	193,000	267,426
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	412,000	429,510
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	583,000	621,259
Kaman 144A 3.25% exercise price $65.26, maturity date 5/1/24 #	685,000	769,341
SolarCity 1.625% exercise price $759.35, maturity date 11/1/19	1,439,000	1,331,974

		3,419,510

Communications – 1.30%
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	384,000	390,720
DISH Network 144A 2.375% exercise price $82.22, maturity date 3/15/24 #	842,000	823,581
3.375% exercise price $65.18, maturity date 8/15/26	501,000	560,807
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	639,000	721,271
Liberty Media 2.25% exercise price $104.55, maturity date 9/30/46	178,000	186,344

		2,682,723

Consumer Cyclical – 0.30%
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	664,000	631,630

		631,630

(continues)	11

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Consumer Non-Cyclical – 2.64%
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	1,165,000	$1,163,544
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	597,000	819,383
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	237,000	243,369
Neurocrine Biosciences 144A 2.25% exercise price $75.92, maturity date 5/15/24 #	515,000	632,806
Pacira Pharmaceuticals 144A 2.375% exercise price $66.89, maturity date 4/1/22 #	699,000	734,387
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	173,000	333,782
Vector Group 1.75% exercise price $22.35, maturity date 4/15/20 ●	1,007,000	1,159,309
2.50% exercise price $14.50, maturity date 1/15/19 ●	237,000	372,090

		5,458,670

Energy – 0.73%
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	944,000	918,040
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	613,000	593,461

		1,511,501

Financials – 1.21%
Ares Capital 144A 3.75% exercise price $19.39, maturity date 2/1/22 #	719,000	736,526
Blackhawk Network Holdings 1.50% exercise price $49.83, maturity date 1/15/22	886,000	920,886

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Financials (continued)
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	814,000	$840,455

		2,497,867

Industrials – 0.14%
General Cable 4.50% exercise price $30.70, maturity date 11/15/29 f	303,000	294,099

		294,099

Real Estate Investment Trusts – 1.82%
Blackstone Mortgage Trust
4.375% exercise price $35.67, maturity date 5/5/22	604,000	616,080
5.25% exercise price $27.67, maturity date 12/1/18	758,000	894,440
Spirit Realty Capital 3.75% exercise price $12.96, maturity date 5/15/21	977,000	1,006,926
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	1,219,000	1,262,433

		3,779,879

Technology – 2.79%
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	1,096,000	984,345
Ciena 3.75% exercise price $20.17, maturity date 10/15/18	469,000	561,627
Electronics For Imaging 0.75% exercise price $52.72, maturity date 9/1/19	435,000	424,941
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	537,000	617,550
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	431,000	524,204
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	862,000	882,473
Synaptics 144A 0.50% exercise price $73.02, maturity date 6/15/22 #	769,000	701,232

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Technology (continued)
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	1,101,000	$1,090,677

		5,787,049

Total Convertible Bonds (cost $25,484,572)		27,009,503

Corporate Bonds – 41.68%
Banking – 2.02%
Ally Financial 5.75% 11/20/25	572,000	629,194
Banco Do Brasil 144A 4.625% 1/15/25 #	500,000	493,000
Bank of America
3.593% 7/21/28 µ	20,000	20,345
4.183% 11/25/27	10,000	10,398
Bank of New York Mellon
2.50% 4/15/21	10,000	10,049
3.30% 8/23/29	5,000	4,961
4.625% µy	5,000	5,137
BB&T 2.85% 10/26/24	5,000	4,974
Citizens Financial Group 4.30% 12/3/25	5,000	5,216
Credit Suisse Group 144A 6.25% #µy	485,000	527,638
Goldman Sachs Group
3.691% 6/5/28 µ	10,000	10,101
5.15% 5/22/45	5,000	5,678
Huntington Bancshares 2.30% 1/14/22	5,000	4,926
JPMorgan Chase & Co.
3.882% 7/24/38 µ	5,000	5,086
3.964% 11/15/48 µ	5,000	5,048
4.032% 7/24/48 µ	5,000	5,076
Lloyds Banking Group 7.50% µy	245,000	278,075
Morgan Stanley
3.591% 7/22/28 µ	5,000	5,027
4.375% 1/22/47	5,000	5,344
5.00% 11/24/25	10,000	10,944
PNC Financial Services Group 5.00% µy	5,000	5,337
Popular 7.00% 7/1/19	605,000	623,150
Royal Bank of Scotland Group 8.625% µy	655,000	740,150
State Street
3.10% 5/15/23	5,000	5,068
3.30% 12/16/24	5,000	5,165

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
SunTrust Banks
2.45% 8/1/22	5,000	$4,955
2.70% 1/27/22	5,000	4,998
Toronto-Dominion Bank 2.50% 12/14/20	5,000	5,025
UBS Group 6.875% µy	600,000	665,861
US Bancorp 3.10% 4/27/26	5,000	4,972
USB Capital IX 3.50% (LIBOR03M + 1.02%) y●	80,000	72,500

		4,183,398

Basic Industry – 7.15%
Barrick North America Finance 5.75% 5/1/43	5,000	6,173
Beacon Escrow 144A 4.875% 11/1/25 #	805,000	822,609
BMC East 144A 5.50% 10/1/24 #	282,000	291,870
Boise Cascade 144A 5.625% 9/1/24 #	905,000	957,037
Builders FirstSource
144A 5.625% 9/1/24 #	235,000	245,869
144A 10.75% 8/15/23 #	422,000	476,860
CF Industries 6.875% 5/1/18	10,000	10,225
Chemours 5.375% 5/15/27	456,000	476,520
Dow Chemical 8.55% 5/15/19	34,000	37,026
FMG Resources August 2006
144A 4.75% 5/15/22 #	240,000	244,798
144A 5.125% 5/15/24 #	269,000	277,070
Freeport-McMoRan 6.875% 2/15/23	766,000	836,855
Georgia-Pacific 8.00% 1/15/24	10,000	12,739
Hudbay Minerals
144A 7.25% 1/15/23 #	50,000	53,687
144A 7.625% 1/15/25 #	395,000	437,956
James Hardie International Finance 144A 5.875% 2/15/23 #	415,000	438,344
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	182,000	205,569
Koppers 144A 6.00% 2/15/25 #	644,000	693,298
Kraton Polymers
144A 7.00% 4/15/25 #	362,000	391,865
144A 10.50% 4/15/23 #	380,000	432,250
Lennar 4.50% 4/30/24	430,000	444,513

(continues)	13

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
Lennar 4.75% 5/30/25	215,000	$222,794
M/I Homes 6.75% 1/15/21	400,000	417,000
Mosaic 4.05% 11/15/27	5,000	4,970
NCI Building Systems 144A 8.25% 1/15/23 #	375,000	399,375
New Gold 144A 6.25% 11/15/22 #	162,000	167,670
NOVA Chemicals
144A 5.00% 5/1/25 #	285,000	287,850
144A 5.25% 6/1/27 #	380,000	383,800
Novelis 144A 6.25% 8/15/24 #	750,000	793,125
Olin 5.125% 9/15/27	478,000	503,095
PQ 144A 6.75% 11/15/22 #	280,000	302,750
PulteGroup 5.00% 1/15/27	215,000	227,051
Standard Industries 144A 5.00% 2/15/27 #	430,000	448,275
Steel Dynamics 5.00% 12/15/26	460,000	487,315
Summit Materials
6.125% 7/15/23	468,000	491,540
8.50% 4/15/22	130,000	145,113
US Concrete 6.375% 6/1/24	600,000	646,500
WestRock 144A 3.375% 9/15/27 #	5,000	4,966
WR Grace & Co.-Conn 144A 5.625% 10/1/24 #	210,000	227,587
Zekelman Industries 144A 9.875% 6/15/23 #	770,000	864,325

		14,818,234

Brokerage – 0.22%
E*TRADE Financial
5.30% µy	5,000	5,056
5.875% µy	400,000	426,500
Jefferies Group
5.125% 1/20/23	10,000	10,848
6.45% 6/8/27	5,000	5,825
6.50% 1/20/43	5,000	5,739

		453,968

Capital Goods – 2.10%
Allegion US Holding 3.55% 10/1/27	4,000	3,987
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	360,000	383,436
BWAY Holding
144A 5.50% 4/15/24 #	589,000	615,505
144A 7.25% 4/15/25 #	350,000	363,563

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Capital Goods (continued)
Carlisle 3.75% 12/1/27	5,000	$5,028
CCL Industries 144A 3.25% 10/1/26 #	5,000	4,779
Cemex
144A 5.70% 1/11/25 #	1,000,000	1,052,500
144A 7.75% 4/16/26 #	415,000	470,942
Crane 4.45% 12/15/23	10,000	10,540
Eaton 3.103% 9/15/27	5,000	4,912
Flex Acquisition 144A 6.875% 1/15/25 #	420,000	433,387
General Electric
2.10% 12/11/19	35,000	35,027
5.55% 5/4/20	5,000	5,370
6.00% 8/7/19	10,000	10,624
KLX 144A 5.875% 12/1/22 #	310,000	325,113
Leggett & Platt 3.50% 11/15/27	5,000	4,964
Lennox International 3.00% 11/15/23	5,000	4,951
Northrop Grumman 4.03% 10/15/47	5,000	5,119
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	210,000	231,000
TransDigm 6.375% 6/15/26	368,000	374,440
United Technologies 3.75% 11/1/46	5,000	4,904
Waste Management 3.15% 11/15/27	5,000	4,997

		4,355,088

Consumer Cyclical – 2.86%
AMC Entertainment Holdings 6.125% 5/15/27	456,000	454,291
American Tire Distributors 144A 10.25% 3/1/22 #	264,000	271,260
Boyd Gaming 6.375% 4/1/26	923,000	1,008,377
General Motors Financial 5.25% 3/1/26	5,000	5,438
GLP Capital 5.375% 4/15/26	345,000	373,245
Hyundai Capital America 144A 2.55% 2/6/19 #	10,000	9,987
JC Penney 8.125% 10/1/19	146,000	148,190
Live Nation Entertainment 144A 4.875% 11/1/24 #	404,000	417,130
Lowe’s 3.70% 4/15/46	5,000	4,903
MGM Resorts International 4.625% 9/1/26	483,000	495,075

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Mohegan Gaming & Entertainment 144A 7.875% 10/15/24 #	674,000	$712,755
Penn National Gaming 144A 5.625% 1/15/27 #	483,000	502,320
Penske Automotive Group 5.50% 5/15/26	661,000	674,220
Royal Caribbean Cruises 3.70% 3/15/28	5,000	4,976
Scientific Games International 10.00% 12/1/22	743,000	821,015
Starbucks 2.70% 6/15/22	5,000	5,049
Toyota Motor Credit 2.80% 7/13/22	5,000	5,069

		5,913,300

Consumer Non-Cyclical – 1.56%
Abbott Laboratories 2.80% 9/15/20	5,000	5,044
Anheuser-Busch InBev Finance 3.65% 2/1/26	15,000	15,413
BAT Capital 144A 3.557% 8/15/27 #	5,000	5,001
Biogen 5.20% 9/15/45	5,000	5,750
Coca-Cola 2.25% 9/1/26	5,000	4,736
Cott Holdings 144A 5.50% 4/1/25 #	728,000	752,024
Covidien International Finance 4.20% 6/15/20	20,000	20,946
ESAL 144A 6.25% 2/5/23 #	1,000,000	960,950
JBS USA 144A 5.75% 6/15/25 #	477,000	468,056
Molson Coors Brewing 4.20% 7/15/46	5,000	4,970
Pfizer 3.00% 12/15/26	5,000	5,031
Post Holdings
144A 5.00% 8/15/26 #	244,000	242,475
144A 5.75% 3/1/27 #	238,000	244,545
Shire Acquisitions Investments Ireland
2.40% 9/23/21	5,000	4,923
2.875% 9/23/23	5,000	4,899
Tempur Sealy International 5.50% 6/15/26	436,000	447,445

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Thermo Fisher Scientific 3.00% 4/15/23	10,000	$10,048
Zimmer Biomet Holdings 4.625% 11/30/19	30,000	31,274

		3,233,530

Electric – 0.11%
Ameren 3.65% 2/15/26	5,000	5,127
Ameren Illinois 9.75% 11/15/18	45,000	48,193
American Transmission Systems 144A 5.25% 1/15/22 #	15,000	16,247
Cleveland Electric Illuminating 5.50% 8/15/24	5,000	5,697
CMS Energy 6.25% 2/1/20	5,000	5,399
Commonwealth Edison 5.80% 3/15/18	5,000	5,058
DTE Energy 3.30% 6/15/22	5,000	5,087
Duke Energy 3.15% 8/15/27	5,000	4,948
Emera US Finance 4.75% 6/15/46	5,000	5,367
Entergy Louisiana 4.05% 9/1/23	10,000	10,656
Fortis 3.055% 10/4/26	5,000	4,833
Great Plains Energy 4.85% 6/1/21	5,000	5,319
ITC Holdings 144A 3.35% 11/15/27 #	5,000	5,002
Kansas City Power & Light 3.65% 8/15/25	5,000	5,148
LG&E & KU Energy 4.375% 10/1/21	20,000	21,127
National Rural Utilities Cooperative Finance
2.85% 1/27/25	5,000	4,973
4.75% 4/30/43 µ	5,000	5,239
New England Power 144A 3.80% 12/5/47 #	5,000	4,966
New York State Electric & Gas 144A 3.25% 12/1/26 #	5,000	5,040
NextEra Energy Capital Holdings 3.55% 5/1/27	5,000	5,109
NV Energy 6.25% 11/15/20	5,000	5,521
PPL Electric Utilities 3.00% 9/15/21	10,000	10,194
Public Service Co. of New Hampshire 3.50% 11/1/23	5,000	5,197

(continues)	15

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Electric (continued)
Public Service Co. of Oklahoma 5.15% 12/1/19	15,000	$15,776
Southern 3.25% 7/1/26	10,000	9,862

		225,085

Energy – 7.64%
Abu Dhabi Crude Oil Pipeline 144A 3.65% 11/2/29 #	750,000	744,255
Alta Mesa Holdings 7.875% 12/15/24	462,000	511,665
AmeriGas Partners 5.875% 8/20/26	666,000	694,305
Anadarko Petroleum 6.60% 3/15/46	5,000	6,288
Andeavor Logistics 5.25% 1/15/25	454,000	479,538
Antero Resources 5.625% 6/1/23	283,000	296,443
Cheniere Corpus Christi Holdings
144A 5.125% 6/30/27 #	92,000	95,335
5.875% 3/31/25	222,000	241,425
7.00% 6/30/24	205,000	233,700
Chesapeake Energy
144A 8.00% 12/15/22 #	106,000	113,287
144A 8.00% 1/15/25 #	150,000	149,437
Crestwood Midstream Partners 5.75% 4/1/25	466,000	481,727
Diamondback Energy 4.75% 11/1/24	435,000	442,069
Ecopetrol 5.875% 5/28/45	500,000	508,750
Enbridge 3.70% 7/15/27	5,000	4,994
Energy Transfer
6.125% 12/15/45	5,000	5,385
9.70% 3/15/19	7,000	7,610
Energy Transfer Equity 5.50% 6/1/27	260,000	272,350
Energy Transfer Partners 6.625% µy	5,000	4,941
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	500,000	519,210
Genesis Energy 6.75% 8/1/22	726,000	753,915
Gulfport Energy 6.625% 5/1/23	495,000	508,613
Hilcorp Energy I
144A 5.00% 12/1/24 #	229,000	230,717
144A 5.75% 10/1/25 #	169,000	174,966

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Holly Energy Partners 144A 6.00% 8/1/24 #	225,000	$235,687
Laredo Petroleum 6.25% 3/15/23	501,000	517,283
Marathon Oil 4.40% 7/15/27	5,000	5,137
MPLX 4.875% 12/1/24	10,000	10,754
Murphy Oil 6.875% 8/15/24	820,000	884,575
Murphy Oil USA 5.625% 5/1/27	886,000	932,515
Newfield Exploration 5.375% 1/1/26	662,000	708,340
Noble Energy
3.85% 1/15/28	5,000	4,977
5.05% 11/15/44	5,000	5,289
NuStar Logistics 5.625% 4/28/27	402,000	407,025
Oasis Petroleum 6.875% 3/15/22	256,000	261,440
ONEOK 7.50% 9/1/23	5,000	5,981
Petrobras Global Finance 7.25% 3/17/44	400,000	418,500
Petroleos Mexicanos 6.75% 9/21/47	160,000	169,616
Plains All American Pipeline 8.75% 5/1/19	10,000	10,805
QEP Resources 5.625% 3/1/26	190,000	193,540
Raizen Fuels Finance 144A 5.30% 1/20/27 #	900,000	946,350
Sabine Pass Liquefaction 5.875% 6/30/26	15,000	16,851
Southwestern Energy
4.10% 3/15/22	239,000	236,013
6.70% 1/23/25	478,000	498,315
Targa Resources Partners 5.375% 2/1/27	658,000	676,918
Transcanada Trust 5.30% 3/15/77 µ	5,000	5,184
Transocean 144A 9.00% 7/15/23 #	422,000	457,343
Transocean Proteus 144A 6.25% 12/1/24 #	205,200	216,743
WildHorse Resource Development 6.875% 2/1/25	484,000	494,943
Woodside Finance 144A 8.75% 3/1/19 #	15,000	16,146

		15,817,195

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Financials – 0.22%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	400,000	$438,000
Air Lease 3.00% 9/15/23	5,000	4,976
Aviation Capital Group 144A 4.875% 10/1/25 #	5,000	5,456

		448,432

Healthcare – 2.97%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	676,000	660,790
Change Healthcare Holdings 144A 5.75% 3/1/25 #	495,000	503,044
DaVita 5.00% 5/1/25	406,000	407,523
HCA
5.375% 2/1/25	1,026,000	1,067,040
5.875% 2/15/26	136,000	145,010
7.58% 9/15/25	194,000	222,615
HealthSouth
5.75% 11/1/24	670,000	688,425
5.75% 9/15/25	251,000	261,667
Hill-Rom Holdings
144A 5.00% 2/15/25 #	348,000	355,830
144A 5.75% 9/1/23 #	243,000	255,757
inVentiv Group Holdings 144A 7.50% 10/1/24 #	152,000	167,580
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	402,000	432,653
Team Health Holdings 144A 6.375% 2/1/25 #	356,000	323,960
Tenet Healthcare
144A 5.125% 5/1/25 #	395,000	382,656
8.125% 4/1/22	279,000	277,256

		6,151,806

Insurance – 0.71%
AXIS Specialty Finance 4.00% 12/6/27	5,000	4,999
Berkshire Hathaway Finance 2.90% 10/15/20	35,000	35,789
Chubb INA Holdings 3.35% 5/3/26	5,000	5,101
Cigna 3.05% 10/15/27	5,000	4,845
HUB International 144A 7.875% 10/1/21 #	504,000	524,790
Liberty Mutual Group 144A 4.95% 5/1/22 #	5,000	5,425
MetLife 6.40% 12/15/36	100,000	115,500
Nuveen Finance
144A 2.95% 11/1/19 #	5,000	5,055
144A 4.125% 11/1/24 #	10,000	10,541
Progressive 4.125% 4/15/47	5,000	5,292

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Insurance (continued)
Prudential Financial 5.375% 5/15/45 µ	5,000	$5,387
USIS Merger Sub 144A 6.875% 5/1/25 #	727,000	737,905

		1,460,629

Media – 3.85%
CCO Holdings
144A 5.50% 5/1/26 #	29,000	29,653
144A 5.75% 2/15/26 #	342,000	355,680
144A 5.875% 5/1/27 #	516,000	537,827
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	325,000	347,750
CSC Holdings 144A 10.875% 10/15/25 #	600,000	711,576
Gray Television 144A 5.875% 7/15/26 #	667,000	678,673
Lamar Media 5.75% 2/1/26	399,000	429,923
Nexstar Broadcasting 144A 5.625% 8/1/24 #	644,000	660,100
Nielsen Co. Luxembourg 144A 5.00% 2/1/25 #	855,000	891,337
Radiate Holdco 144A 6.625% 2/15/25 #	478,000	458,880
SFR Group 144A 7.375% 5/1/26 #	430,000	434,837
Sinclair Television Group 144A 5.125% 2/15/27 #	483,000	473,340
Sirius XM Radio
144A 5.00% 8/1/27 #	220,000	223,575
144A 5.375% 4/15/25 #	419,000	441,647
Tribune Media 5.875% 7/15/22	412,000	422,300
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	410,000	424,350
VTR Finance 144A 6.875% 1/15/24 #	430,000	455,800

		7,977,248

Real Estate Investment Trusts – 1.54%
American Tower Trust I 144A 3.07% 3/15/23 #	20,000	20,017
CC Holdings GS V 3.849% 4/15/23	5,000	5,171
Corporate Office Properties
3.60% 5/15/23	5,000	5,017
5.25% 2/15/24	10,000	10,801
CubeSmart 3.125% 9/1/26	5,000	4,778
CyrusOne 144A 5.375% 3/15/27 #	422,000	443,100

(continues)	17

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Real Estate Investment Trusts (continued)
Education Realty Operating Partnership 4.60% 12/1/24	5,000	$5,195
ESH Hospitality 144A 5.25% 5/1/25 #	616,000	628,320
GEO Group
5.125% 4/1/23	165,000	166,650
5.875% 1/15/22	700,000	725,375
5.875% 10/15/24	140,000	145,600
6.00% 4/15/26	309,000	322,133
Hospitality Properties Trust 4.50% 3/15/25	5,000	5,197
Host Hotels & Resorts 4.50% 2/1/26	5,000	5,257
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	462,000	486,255
LifeStorage 3.50% 7/1/26	5,000	4,843
Regency Centers 3.60% 2/1/27	5,000	4,986
Starwood Property Trust 144A 4.75% 3/15/25 #	205,000	205,000
WP Carey 4.60% 4/1/24	5,000	5,229

		3,198,924

Services – 2.73%
Advanced Disposal Services 144A 5.625% 11/15/24 #	471,000	487,485
Ashtead Capital 144A 4.375% 8/15/27 #	750,000	765,465
Avis Budget Car Rental 144A 6.375% 4/1/24 #	266,000	274,645
Covanta Holding 5.875% 7/1/25	467,000	468,167
Herc Rentals 144A 7.75% 6/1/24 #	432,000	475,243
KAR Auction Services 144A 5.125% 6/1/25 #	237,000	245,591
Prime Security Services Borrower 144A 9.25% 5/15/23 #	1,469,000	1,625,081
United Rentals North America 5.50% 5/15/27	1,237,000	1,314,313

		5,655,990

Technology – 1.74%
Apple 2.75% 1/13/25	5,000	4,963
Broadcom 144A 3.50% 1/15/28 #	5,000	4,749
CDK Global 5.00% 10/15/24	409,000	428,391
CDW Finance 5.00% 9/1/25	239,000	250,950

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Technology (continued)
CommScope Technologies
144A 5.00% 3/15/27 #	430,000	$434,296
144A 6.00% 6/15/25 #	240,000	258,000
First Data 144A 7.00% 12/1/23 #	815,000	864,409
Infor US 6.50% 5/15/22	403,000	417,105
Oracle
3.80% 11/15/37	5,000	5,118
4.00% 11/15/47	5,000	5,170
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	350,000	382,375
Solera 144A 10.50% 3/1/24 #	282,000	318,660
Symantec 144A 5.00% 4/15/25 #	215,000	225,750

		3,599,936

Telecommunications – 2.82%
AT&T
3.40% 8/14/24	5,000	4,990
4.25% 3/1/27	5,000	5,102
5.25% 3/1/37	5,000	5,221
CenturyLink 6.75% 12/1/23	370,000	357,864
Cincinnati Bell 144A 7.00% 7/15/24 #	268,000	260,630
Crown Castle Towers 144A 4.883% 8/15/20 #	30,000	31,583
Digicel Group 144A 7.125% 4/1/22 #	1,250,000	1,133,900
Discovery Communications
3.95% 3/20/28	5,000	4,903
5.20% 9/20/47	5,000	4,992
Historic TW 6.875% 6/15/18	25,000	25,632
Level 3 Financing 5.375% 5/1/25	397,000	399,104
Myriad International Holdings 144A 4.85% 7/6/27 #	635,000	658,622
Sprint 7.125% 6/15/24	788,000	819,028
Sprint Communications 7.00% 8/15/20	302,000	323,140
Telecom Italia 144A 5.303% 5/30/24 #	200,000	214,060
Time Warner Cable 7.30% 7/1/38	5,000	6,176
Time Warner Entertainment 8.375% 3/15/23	10,000	12,109
T-Mobile USA
6.375% 3/1/25	169,000	181,836
6.50% 1/15/26	495,000	543,723

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Telecommunications (continued)
Verizon Communications 4.50% 8/10/33	5,000	$5,191
Zayo Group 144A 5.75% 1/15/27 #	165,000	170,363
6.375% 5/15/25	633,000	671,771

		5,839,940

Transportation – 0.49%
Air Canada 2015-1 Class A
Pass Through Trust 144A 3.60% 3/15/27 # ♦	4,560	4,677
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ♦	4,154	4,247
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ♦	4,393	4,418
ERAC USA Finance 144A 5.25% 10/1/20 #	15,000	16,093
Penske Truck Leasing 144A 2.70% 3/14/23 #	5,000	4,920
144A 3.30% 4/1/21 #	5,000	5,109
144A 4.20% 4/1/27 #	5,000	5,213
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ♦	4,302	4,508
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ♦	4,426	4,561
United Parcel Service 5.125% 4/1/19	10,000	10,399
XPO Logistics 144A 6.125% 9/1/23 #	892,000	945,520

		1,009,665

Utilities – 0.95%
AES 5.50% 4/15/25	345,000	365,270
6.00% 5/15/26	57,000	62,131
Calpine 5.50% 2/1/24	205,000	198,850
5.75% 1/15/25	250,000	241,875
Dynegy 7.375% 11/1/22	245,000	262,456
144A 8.00% 1/15/25 #	136,000	150,280
Emera 6.75% 6/15/76 µ	395,000	446,350

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities (continued)
Enel 144A 8.75% 9/24/73 #µ	200,000	$247,750

		1,974,962

Total Corporate Bonds (cost $83,391,736)		86,317,330

Non-Agency Asset-Backed Securities – 0.05%

Citicorp Residential Mortgage Trust Series 2006-3 A5 5.482% 11/25/36 f	100,000	104,318
Nissan Auto Receivables Owner Trust Series 2016-A A2B 1.60% (LIBOR01M + 0.35%) 2/15/19 ●	2,577	2,577

Total Non-Agency Asset-Backed Securities (cost $89,577)		106,895

Non-Agency Collateralized Mortgage Obligation – 0.00%

Citicorp Mortgage Securities Trust Series 2007-1 2A1 5.50% 1/25/22	2,890	2,903

Total Non-Agency Collateralized Mortgage Obligation (cost $2,829)		2,903

Regional Bond – 0.26%Δ

Argentina – 0.26%
Provincia de Cordoba 144A 7.125% 8/1/27 #	500,000	533,125

Total Regional Bond (cost $492,500)		533,125

Loan Agreements – 0.41%

Kronos 2nd Lien 9.25% (LIBOR03M + 8.25%) 11/1/24 ●	425,000	440,141
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/1/23 ●	395,819	401,447

Total Loan Agreements (cost $755,740)		841,588

(continues)	19

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Sovereign Bonds – 4.03%Δ

Indonesia – 2.51%
Indonesia Government International Bonds
144A 5.125% 1/15/45 #	1,000,000	$1,100,189
6.625% 2/17/37	1,350,000	1,722,048
144A 6.75% 1/15/44 #	1,800,000	2,381,072

		5,203,309

Mexico – 1.52%
Mexico Government International Bonds
4.15% 3/28/27	1,613,000	1,690,827
4.35% 1/15/47	1,500,000	1,455,000

		3,145,827

Total Sovereign Bonds (cost $7,968,424)		8,349,136

US Treasury Obligations – 0.79%

US Treasury Bonds 2.75% 8/15/47	30,000	29,457
3.00% 5/15/47	125,000	128,982
US Treasury Notes 1.125% 7/31/21	190,000	184,033
1.375% 1/31/21	60,000	58,946
1.50% 8/15/26	1,045,000	971,238
1.75% 5/31/22	15,000	14,767
1.875% 7/31/22	65,000	64,265
1.875% 9/30/22	35,000	34,578
2.00% 12/31/21	5,000	4,986
2.00% 10/31/22	20,000	19,874
2.25% 2/15/27	10,000	9,859
2.25% 8/15/27	115,000	113,203
2.25% 11/15/27	5,000	4,926

Total US Treasury Obligations (cost $1,696,509)		1,639,114

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Auction Pass Through Trust Series 2007-C 144A 0.00% 1/15/87 #♦=†	500,000	0

Total Leveraged Non-Recourse Security (cost $425,000)		0

	Number of shares	Value (US $)

Limited Partnerships – 0.88%

Merion Champion’s Walk =p†	983,011	$ 933,860
Merion Countryside =p†	749,700	892,293

Total Limited Partnerships (cost $1,627,383)		1,826,153

Master Limited Partnership – 0.17%

Brookfield Infrastructure Partners	8,100	347,004

Total Master Limited Partnership (cost $121,586)		347,004

Preferred Stock – 0.60%

Bank of America 6.50% µy	470,000	535,259
Colony NorthStar 8.50% y	3,580	91,612
Freddie Mac 6.02% y	40,000	196,000
General Electric 5.00% µy	10,000	10,237
GMAC Capital Trust I 7.201% (LIBOR03M + 5.785%) 2/15/40 ●	12,000	313,440
Integrys Holding 6.00% 8/1/73 µ	300	8,503
Vornado Realty Trust 6.625% y	3,700	95,239

Total Preferred Stock (cost $2,021,585)		1,250,290

Rights – 0.01%

Safeway CVR =†	23,200	30,759
Safeway CVR =†	23,200	0

Total Rights (cost $0)		30,759

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $44, expiration date 4/29/19 †	12,540	381

Total Warrant (cost $104)		381

	Principal amount°

Short-Term Investments – 7.11%

Discount Notes – 0.53%≠
Federal Farm Credit 1.00% 12/6/17	513,875	513,792
Federal Home Loan Bank 1.07% 12/21/17	584,105	583,732

		1,097,524

	Principal amount°	Value (US $)

Short-Term Investments (continued)

Repurchase Agreements – 5.96%
Bank of America Merrill Lynch 0.97%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $2,036,931 (collateralized by US government obligations 2.25% 12/31/23; market value $2,077,614)	2,036,876	$2,036,876
Bank of Montreal 0.92%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $5,092,320 (collateralized by US government obligations 0.00%–3.50% 1/2/18–5/15/47; market value $5,194,035)	5,092,190	5,092,190
BNP Paribas 1.00%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $5,209,027 (collateralized by US government obligations 0.00%–3.625% 3/31/18–2/15/46; market value $5,313,060)	5,208,882	5,208,882

		12,337,948

US Treasury Obligation – 0.62%≠US Treasury Bill 0.93% 12/7/17	1,284,686	1,284,480

		1,284,480

Total Short-Term Investments (cost $14,719,996)		14,719,952

Total Value of Securities – 138.33% (cost $257,206,282)		$286,494,919

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2017, the aggregate value of Rule 144A securities was $58,427,616, which represents 28.21% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

❖	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 8.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Nov. 30, 2017. Rate will reset at a future date.
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At Nov. 30, 2017, the aggregate value of restricted securities was $1,826,153, which represented 0.88% of the Fund’s net assets. See table below for additional details.

y	No contractual maturity date.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rates shown reflects the rate in effect at Nov. 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2017.

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Merion Countryside	5/11/16	$591,427	$825,371
Merion Countryside	4/7/17	52,945	66,922
Merion Champion’s Walk	8/4/17	983,011	933,860

Total		$1,627,383	$1,826,153

(continues)	21

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

The following foreign currency exchange contracts were outstanding at Nov. 30, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	HKD	(40,095)	USD	5,130	12/1/17	$(3)
BNYM	IDR	141,975,899	USD	(10,518)	12/4/17	(40)
BNYM	JPY	12,705,224	USD	(114,334)	12/1/17	(1,444)

Total Foreign Currency Exchange Contracts						$(1,487)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

ARM – Adjustable Rate Mortgage

BNYM – Bank of New York Mellon

CVR – Contingent Value Rights

ETN – Exchange-Traded Note

FDR – Finnish Depositary Receipt

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

H15T1Y – US Treasury Yield Curve Rate T Note Constant Maturity 1 Yr

HKD – Hong Kong Dollar

ICE – Intercontinental Exchange

IDR – Indonesian Rupiah

JPY – Japanese Yen

JREIT – Japanese Real Estate Investment Trust

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR12M – ICE LIBOR USD 12 Month

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Enhanced Global Dividend and Income Fund

November 30, 2017

Assets:
Investments, at value[1]	$271,774,967
Short-term investments, at value[2]	14,719,952
Cash	319,030
Foreign currencies, at value[3]	204,058
Receivable for securities sold	2,725,586
Dividend and interest receivable	2,136,757
Foreign tax reclaim receivable	264,068
Other assets[4]	105,920

Total assets	292,250,338

Liabilities:
Borrowing under line of credit	82,000,000
Payable for securities purchased	2,384,751
Contingent liabilities[4]	353,068
Investment management fees payable to affiliates	224,699
Other accrued expenses	153,092
Interest expense payable on line of credit	17,078
Other affiliates payable	5,057
Reports and statements to shareholders expenses payable to affiliates	2,716
Trustees’ fees and expenses payable	1,416
Unrealized depreciation of foreign currency exchange contracts	1,487
Accounting and administration expenses payable to affiliates	1,229
Legal fees payable to affiliates	156

Total liabilities	85,144,749

Total Net Assets	$207,105,589

Net Assets Consist of:
Paid-in capital	$179,424,620
Distributions in excess of net investment income	(461,955)
Accumulated net realized loss on investments	(1,156,732)
Net unrealized appreciation of investments	29,288,637
Net unrealized appreciation of foreign currencies	12,506
Net unrealized depreciation of foreign currency exchange contracts	(1,487)

Total Net Assets	$207,105,589

Net Asset Value

Common Shares
Net assets	$207,105,589
Shares of beneficial interest outstanding	15,829,048
Net asset value per share	$13.08

[1] Investments, at cost	$242,486,286
[2] Short-term investments, at cost	14,719,996
[3] Foreign currencies, at cost	201,612
[4] See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2017

Investment Income:
Interest	$6,888,385
Dividends	5,021,571
Foreign tax withheld	(331,783)

11,578,173

Expenses:
Management fees	2,650,506
Interest expense	1,568,159
Reports and statements to shareholders expenses	127,106
Accounting and administration expenses	82,656
Legal fees	65,817
Dividend disbursing and transfer agent fees and expenses	46,842
Audit and tax fees	42,625
Custodian fees	28,561
Trustees’ fees and expenses	9,380
Registration fees	868
Other expenses	65,095

4,687,615
Less expenses paid indirectly	(698)

Total operating expenses	4,686,917

Net Investment Income	6,891,256

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,388,303
Foreign currencies	(5,708)
Foreign currency exchange contracts	(2,158)
Options written	52,220

Net realized gain	3,432,657

Net change in unrealized appreciation (depreciation) of:
Investments	25,733,403
Foreign currencies	43,783
Foreign currency exchange contracts	(1,487)

Net change in unrealized appreciation (depreciation)	25,775,699

Net Realized and Unrealized Gain	29,208,356

Net Increase in Net Assets Resulting from Operations	$36,099,612

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year ended
	11/30/17	11/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,891,256	$6,740,080
Net realized gain (loss)	3,432,657	(1,829,034)
Net change in unrealized appreciation (depreciation)	25,775,699	7,397,019

Net increase in net assets resulting from operations	36,099,612	12,308,065

Dividends and Distributions to Shareholders from:
Net investment income	(8,071,362)	(6,430,971)
Return of capital	(1,909,036)	(6,773,374)

	(9,980,398)	(13,204,345)

Capital Share Transactions:
Cost of shares repurchased[1]	(233,468)	(138,113)

Decrease in net assets derived from capital share transactions	(233,468)	(138,113)

Net Increase (Decrease) in Net Assets	25,885,746	(1,034,393)

Net Assets:
Beginning of year	181,219,843	182,254,236

End of year	$207,105,589	$181,219,843

Distributions in excess of net investment income	$(461,955)	$(492,417)

1See Note 6 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2017

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$36,099,612

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	131,416
Proceeds from disposition of investment securities	120,004,572
Purchase of investment securities	(108,325,077)
(Purchase) Proceeds from disposition of short-term investment securities, net	(7,865,549)
Net realized (gain) loss on investments	(3,388,303)
Net realized (gain) loss on options written	(52,220)
Net change in unrealized (appreciation) depreciation of investments	(25,733,403)
Net change in unrealized (appreciation) depreciation of foreign currencies	(43,783)
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	1,487
Adjustments for return of capital	134,259
Premiums on options written	52,220
(Increase) decrease in receivable for securities sold	(1,382,982)
(Increase) decrease in dividends and interest receivable	166,347
(Increase) decrease in foreign dividend reclaim receivable	(84,833)
Increase (decrease) in payable for securities purchased	740,562
Increase (decrease) in other affiliates payable	1,992
Increase (decrease) in Trustees’ fees and expenses payable	201
Increase (decrease) in accounting and administration expenses payable to affiliates	215
Increase (decrease) in investment management fees payable to affiliates	20,351
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	2,584
Increase (decrease) in legal fees payable to affiliates	(880)
Increase (decrease) in other accrued expenses payable	43,713
Increase (decrease) in interest expense payable	8,222

Total adjustments	(25,568,889)

Net cash provided by operating activities	10,530,723

Cash provided by (used for) financing activities:
Cost of shares repurchased	(233,468)
Cash dividends and distributions paid to shareholders	(9,980,398)

Net cash used for financing activities	(10,213,866)

Effect of exchange rates on cash	43,783

Net increase in cash	360,640
Cash at beginning of year*	162,448

Cash at end of year*	$523,088

Cash paid for interest expense on leverage	$1,559,937

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

Net asset value, beginning of period	$11.43	$11.49	$13.19	$13.52	$12.02

Income (loss) from investment operations:
Net investment income[1]	0.44	0.42	0.57	0.59	0.58
Net realized and unrealized gain (loss)	1.84	0.36	(1.37)	(0.02)	1.82

Total from investment operations	2.28	0.78	(0.80)	0.57	2.40

Less dividends and distributions from:
Net investment income	(0.51)	(0.41)	(0.73)	(0.90)	(0.90)
Return of capital	(0.12)	(0.43)	(0.17)	—	—

Total dividends and distributions	(0.63)	(0.84)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$13.08	$11.43	$11.49	$13.19	$13.52

Market value, end of period	$11.98	$9.65	$9.72	$11.96	$12.25

Total return based on2:
Net asset value	21.03%	8.65%	(5.30% )	4.94%	21.19%
Market value	31.30%	8.44%	(11.65% )	5.02%	18.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$207,106	$181,220	$182,254	$209,280	$214,429
Ratio of expenses to average net assets[3,4,5,6]	2.38%	2.30%	2.10%	1.88%	1.88%
Ratio of net investment income to average net assets[7]	3.50%	3.79%	4.52%	4.31%	4.47%
Portfolio turnover	40%	54%	48%	56%	56%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$82,000	$82,000	$84,000	$87,000	$65,725
Asset coverage per $1,000 of debt outstanding at end of period	$3,526	$3,210	$3,170	$3,406	$4,263

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”
[4]	The ratio of interest expense to average net assets for the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 0.80%, 0.59%, 0.47%, 0.37%, and 0.36% respectively.
[5]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 0.56%, 0.41%, 0.33%, 0.27%, and 0.27%, respectively.

[6]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2017,2016,2015, 2014, and 2013 were 1.12%, 1.19%, 1.14%, 1.13%, and 1.15%, respectively.

[7]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2017, 2016, 2015, 2014, and 2013 were 2.47%, 2.63%, 3.15%, 3.21%, and 3.38%, respectively.

See accompanying notes, which are an integral part of the financial statements.

(continues)	27

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

November 30, 2017

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act), as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2017 and for all open tax years (years ended Nov. 30, 2014–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2017, the Fund did not incur any interest or tax penalties.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers is to convert (to the extent of such current year gains) what would otherwise be non-taxable returns of capital into distributions taxable as ordinary income. The use of such capital loss carryovers in this circumstance will produce no tax benefit for shareholders, and the capital loss carryovers available to offset future capital gains of the Fund will be reduced. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of non-taxable returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after Nov. 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2017 in early 2018.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2017, and matured on the next business day.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $698 under this agreement.

(continues)	29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), and the investment manager, an annual fee of 0.95%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Funds from Dec. 1, 2016 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative NAV basis. Effective Sept. 1, 2017, the Fund, as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative net assets (NAV) basis. For the year ended Nov. 30, 2017, the Fund was charged $13,339 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2017, the Fund was charged $31,445 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2017, the Fund engaged in securities purchases of $7,202,167 and securities sales of $2,186,959, which resulted in net realized gain of $17,246.

3. Investments

For the year ended Nov. 30, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$107,132,764
Purchases of US government securities	1,192,313
Sales other than US government securities	118,733,189
Sales of US government securities	1,271,383

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$258,565,315

Aggregate unrealized appreciation of investments and derivatives	$41,252,125
Aggregate unrealized depreciation of investments and derivatives	(13,324,008)

Net unrealized appreciation of investments and derivatives	$27,928,117

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)	31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$217,031	$—	$217,031
Corporate Debt	—	113,326,833	—	113,326,833
Foreign Debt	—	8,882,261	—	8,882,261
Loan Agreements	—	841,588	—	841,588
Common Stock
Consumer Discretionary	2,520,784	16,868,632	—	19,389,416
Consumer Staples	5,477,633	7,929,487	—	13,407,120
Diversified REITs	266,527	—	—	266,527
Energy	7,620,132	2,246,923	—	9,867,055
Financials	5,662,280	17,703,024	—	23,365,304
Healthcare	8,854,850	9,535,296	—	18,390,146
Healthcare REITs	156,184	—	—	156,184
Hotel REITs	794,987	—	—	794,987
Industrial REIT	222,066	—	—	222,066
Industrials	2,548,710	21,799,898	—	24,348,608
Information Technology	7,107,618	4,212,698	—	11,320,316
Mall REITs	565,677	—	—	565,677
Materials	1,158,556	1,636,087	—	2,794,643
Multifamily REITs	1,210,926	64,604	—	1,275,530
Office REITs	743,792	572,970	—	1,316,762
Shopping Center REITs	276,392	650,310	—	926,702
Specialty REITs	406,733	—	—	406,733
Telecommunication Services	4,010,871	3,861,518	—	7,872,389
Utilities	1,361,513	471,428	—	1,832,941
Convertible Preferred Stock[1]	1,945,156	2,936,823	—	4,881,979
Exchange-Traded Fund	12,468	—	—	12,468
Preferred Stock[1]	500,291	749,999	—	1,250,290
Rights	—	—	30,759	30,759
Warrant	381	—	—	381
US Treasury Obligations	—	1,639,114	—	1,639,114
Limited Partnerships	—	—	1,826,153	1,826,153
Master Limited Partnership	347,004	—	—	347,004
Short-Term Investments	—	14,719,952	—	14,719,952

Total Value of Securities	$53,771,531	$230,866,476	$1,856,912	$286,494,919

Derivatives*
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,487)	$—	$(1,487)

*Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Total
Convertible Preferred Stock	39.84%	60.16%	100.00%
Preferred Stock	40.01%	59.99%	100.00%

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investment in the table.

As a result of utilizing international fair value pricing at Nov. 30, 2017, a portion of the Fund’s common stock was categorized as Level 2.

During the year ended Nov. 30, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 investments since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended Nov. 30, 2017 and 2016 was as follows:

	Year ended
	11/30/17	11/30/16
Ordinary income	$8,071,362	$6,430,971
Return of capital	1,909,036	6,773,374

Total	$9,980,398	$13,204,345

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$179,424,620
Other temporary differences	(247,148)
Net unrealized appreciation of investments, foreign currencies, and derivatives	27,928,117

Net assets	$207,105,589

(continues)	33

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, deemed dividend income, contingent payment debt instruments, partnership income, market discount and premium on debt instruments, troubled debt, trust preferred securities, mark-to-market on foreign currency exchange contracts, tax deferral of losses on straddles and passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, contingent payment debt instruments, expiring capital loss carryforwards, partnership income, REITs, deemed dividend income, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2017, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$1,210,568
Accumulated net realized loss	20,870,178
Paid-in capital	(22,080,746)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $21,891,240 of capital loss carryforwards expired at Nov. 30, 2017. $2,223,541 of capital loss carryforwards was utilized in 2017.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc. (Computershare), in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s NAV on the dividend payment date, the Fund will issue shares to shareholders of record at NAV. During the years ended Nov. 30, 2017 and 2016, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

The Fund implemented an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on Aug. 1, 2016 and has no stated expiration date. For the years ended Nov. 30, 2017 and 2016, the Fund repurchased 21,141 and 13,427 common shares valued at $233,468 and $138,113, respectively. The weighted average discount per share at the repurchase date was 11.91% and 14.56% for the years ended Nov. 30, 2017 and 2016, respectively.

7. Line of Credit

For the year ended Nov. 30, 2017, the Fund borrowed a portion of the money available to it pursuant to a $87,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 16, 2017. Effective June 16, 2017, the Fund entered into Amendment No. 2 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 15, 2018. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2017, the par value of loans outstanding was $82,000,000, at a variable interest rate of 2.02%. The carrying value of the loan approximates fair value. During the year ended Nov. 30, 2017, the average daily balance of loans outstanding was $82,000,000, at a weighted average interest rate of approximately 1.91%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 2 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2017, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No option contracts were outstanding at Nov. 30, 2017.

During the year ended Nov. 30, 2017, the Fund used options contracts to receive premiums for writing options.

The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2017 was as follows:

	Net Realized Gain (Loss) on:

	Foreign Currency Exchange Contracts	Options Written	Total
Currency contracts	$(2,158)	$—	$(2,158)
Equity contracts	—	52,220	52,220

Total	$(2,158)	$52,220	$50,062

Net Change in Unrealized Appreciation (Depreciation) of:
Foreign Currency Exchange Contracts
Currency contracts	$(1,487)

(continues)	35

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

8. Derivatives (continued)

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2017:

	Long Derivatives Volume		Short Derivatives Volume
Foreign currency exchange contracts (average cost)	USD	58,482	USD	95,453
Options contracts (average notional value)		—		656

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(1,487)	$(1,487)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(1,487)	$—	$—	$—	$—	$(1,487)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(b)	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$ 2,036,876	$ (2,036,876)	$—	$ (2,036,876)	$—
Bank of Montreal	5,092,190	(5,092,190)	—	(5,092,190)	—
BNP Paribas	5,208,882	(5,208,882)	—	(5,208,882)	—
Total	$12,337,948	$(12,337,948)	$—	$(12,337,948)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2017.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to the Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2017, the Fund had no securities out on loan.

11. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

(continues)	37

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

11. Credit and Market Risk (continued)

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

14. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice may lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $353,068 and an asset of $105,920 based on the expected recoveries to unsecured creditors as of Nov. 30, 2017 that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2017 that would require recognition or disclosure in the Fund’s financial statements.

39

Report of independent

registered public accounting firm

To the Board of Trustees and Shareholders of Delaware Enhanced Global Dividend and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 18, 2018

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on Aug. 16, 2017. At the Annual Meeting, the Fund’s shareholders elected nine Trustees. The result of the voting at the meeting were as follows:

			No Ballot
Nominee	Shares Voted For	Shares Withheld	Received
Shawn K. Lytle	13,330,479.665	923,361.000	1,587,307.015
Thomas L. Bennett	13,310,687.641	943,153.024	1,587,307.015
Ann D. Borowiec	13,324,873.665	928,967.000	1,587,307.015
Joseph W. Chow	13,326,290.665	927,550.000	1,587,307.015
John A. Fry	13,311,297.665	942,543.000	1,587,307.015
Lucinda S. Landreth	13,320,285.641	933,555.024	1,587,307.015
Frances A. Sevilla-Sacasa	13,321,347.665	932,493.000	1,587,307.015
Thomas K. Whitford	13,325,384.665	928,456.000	1,587,307.015
Janet L. Yeomans	13,318,652.665	935,188.000	1,587,307.015

Fund management

Roger A. Early, CPA, CFA

Executive Director, Global Co-Head of Fixed Income — Macquarie Investment Management

Roger A. Early is global co-head of the firm’s fixed income team. He rejoined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Liu-Er Chen, CFA

Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

(continues)	41

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Edward A. “Ned” Gray, CFA

Senior Vice President, Chief Investment Officer — Global and International Value Equity

Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 30 years. Prior to joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray was a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business, and law from Tufts University’s Fletcher School of Law and Diplomacy.

Mr. Gray has been a co-portfolio manager of the Fund since July 2008.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management (MIM), which includes the former Delaware Investments. Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since June 2007.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres joined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since June 2007.

Wayne A. Anglace, CFA

Senior Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Adam H. Brown, CFA

Senior Vice President, Senior Portfolio Manager, Co-Head of High Yield — Macquarie Investment Management, Americas

Adam H. Brown is a senior portfolio manager on the firm’s taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Craig C. Dembek, CFA

Senior Vice President, Head of Credit Research — Macquarie Investment Management, Americas

Craig C. Dembek is head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management (MIM), which includes the former Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Senior Portfolio Manager, Co-Head of High Yield — Macquarie Investment Management, Americas

John P. McCarthy is a senior portfolio manager and co-head for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining Delaware Investments, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

(continues)	43

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Equity

D. Tysen Nutt Jr. is currently senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 2004 as senior vice president and senior portfolio manager, Nutt led the US Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the CFA Society New York and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since June 2007.

Investments in REITs

On March 3, 2017, the Fund announced an increase in the investment authority to allow the Fund to invest up to 25% of its net assets in securities issued by real estate investment trusts (REITs).

Effective May 2, 2017, the Fund’s investment objectives were restated as follows:

The Fund’s primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund invests globally in dividend-paying or income-generating securities across multiple asset classes, including but not limited to: equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies); debt securities (such as government bonds; investment grade and high risk, high yield corporate bonds; and convertible bonds); and emerging market securities. The Fund also uses enhanced income strategies by engaging in dividend capture trading; option overwriting; and realization of gains on the sale of securities, dividend growth, and currency forwards.

Under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of US issuers; and (2) at least 40% of its net assets in securities of non-US issuers, unless market conditions are not deemed favorable by the Manager, in which case, the Fund would invest at least 30% of its net assets in securities of non-US issuers; and 3) the Fund may invest up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). In addition, the Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

Effective May 2, 2017, the Fund’s investment policies relating to real estate investment trusts apply as follows:

The Fund may invest up to 25% of its net assets in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act).

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been revised in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

Month	Investment Income Per Share	Return of Capital Per Share	Long Term Capital Gains Per Share	Total Distribution Amount per Share
December 2016	$0.0314	$0.0211	$—	$0.0525
January 2017	0.0248	0.0277	—	0.0525
February 2017	0.0351	0.0174	—	0.0525
March 2017	0.0525	0.0000	—	0.0525
April 2017	0.0331	0.0194	—	0.0525
May 2017	0.0525	0.0000	—	0.0525
June 2017	0.0525	0.0000	—	0.0525
July 2017	0.0372	0.0153	—	0.0525
August 2017	0.0327	0.0198	—	0.0525
September 2017	0.0525	0.0000	—	0.0525
October 2017	0.0272	0.0253	—	0.0525
November 2017	0.0256	0.0269	—	0.0525

Total	$0.4571	$0.1729	$—	$0.6300

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. For federal income tax purposes, the effect of capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

Notice of plan administrator address change

Computershare Trust Company, N.A. is now the plan administrator for the dividend reinvestment plan. All written correspondence in connection with the dividend reinvestment plan should be mailed to Computershare Trust Company, N.A. at:

Regular mail:

Computershare

P.O. Box 505000

Louisville, KY 40233-5000

For overnight delivery services:

Computershare

462 South 4th Street, Suite 1600

Louisville, KY 40202

All written correspondence should contain your account number and the name of the security that appears on your stock certificate or account statement.

(continues)	45

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan (continued)

Description of plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any US federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	(B) Return of Capital Distributions (Tax Basis)	Total Distributions	(C) Qualifying Dividends[1]
80.87%	19.13%	100.00%	16.02%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended Nov. 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 53.48%. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

(continues)	47

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory Agreement for Delaware Enhanced Global Dividend and Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Directors in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Directors. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies

In considering information relating to the approval of the Fund’s Investment Advisory Agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund; compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end global funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the limited number of funds in the Expense Group. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets, therefore, increase primarily as a result of the increase in value of the underlying securities in the Fund. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

(continues)	49

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1,2]	President,	Trustee since	Shawn K. Lytle has served as	60	Trustee —
2005 Market Street	Chief Executive	September 2015	President of		UBS Relationship Funds,
Philadelphia, PA 19103	Officer,		Macquarie Investment Management[3]		SMA Relationship Trust,
February 1970	and Trustee		since June 2015 and was		and UBS Funds
		President and	the Regional Head of Americas for		(May 2010–April 2015)
		Chief Executive Officer	UBS Global Asset Management
		since August 2015	from 2010 through 2015.

Independent Trustees

Thomas L. Bennett	Chairman and	Trustee since	Private Investor	60	None
2005 Market Street	Trustee	March 2005	(March 2004–Present)
Philadelphia, PA 19103
October 1947
Chairman since March
2015
Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer,	60	Director —
2005 Market Street			Private Wealth Management		Banco Santander
Philadelphia, PA 19103			(2011–2013) and Market Manager,		International
November 1958			New Jersey Private Bank (2005–2011) —
			J.P. Morgan Chase & Co.		Director —
Santander Bank, N.A.
Joseph W. Chow	Trustee	Since January 2013	Executive Vice President	60	Director and Audit
2005 Market Street			(Emerging Economies Strategies,		Committee
Philadelphia, PA 19103			Risks, and Corporate Administration)		Member — Hercules
January 1953			State Street Corporation		Technology Growth
			(July 2004–March 2011)		Capital, Inc.
(2004–2014)
John A. Fry	Trustee	Since January 2001	President —	60	Director, Audit Committee,
2005 Market Street			Drexel University		and Governance
Philadelphia, PA 19103			(August 2010–Present)		Committee Member —
May 1960					Community Health
			President —		Systems
Franklin & Marshall College
			(July 2002–July 2010)		Director —
Drexel Morgan & Co.
Director, Audit
Committee Member —
vTv Therapeutics LLC
Director —
FS Credit Real Estate
Income Trust, Inc.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Independent Trustees (continued)

Lucinda S. Landreth	Trustee	Since March 2005	Private Investor	60	None
2005 Market Street			(2004–Present)
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Chief Executive Officer —	60	Trust Manager and
2005 Market Street			Banco Itaú		Audit Committee
Philadelphia, PA 19103			International		Chair — Camden
January 1956			(April 2012–December 2016)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007-December 2008)
Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman	60	Director — HSBC
2005 Market Street			(2010–April 2013) —		Finance Corporation
Philadelphia, PA 19103			PNC Financial		and HSBC North
March 1956			Services Group		America Holdings Inc.
Director —
HSBC USA Bank Inc.
Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	60	Director (2009-2017);
2005 Market Street			(January 2006–July 2012),		Personnel and
Philadelphia, PA 19103			Vice President — Mergers & Acquisitions		Compensation Committee
July 1948			(January 2003–January 2006), and		Chair; Member of
			Vice President and Treasurer		Nominating, Investments,
			(July 1995–January 2003) —		and Audit Committees for
			3M Company		various periods
throughout directorship
— Okabena Company

(continues)	51

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	60	None[2]
2005 Market Street	General Counsel,	since May 2013;	various capacities at different times
Philadelphia, PA 19103	and Secretary	General Counsel	at Macquarie Investment Management.
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since	Daniel V. Geatens has served in	60	None[2]
2005 Market Street	and Treasurer	October 2007	various capacities at different times
Philadelphia, PA 19103			at Macquarie Investment Management.
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer	Richard Salus has served in	60	None[2]
2005 Market Street	and Chief Financial	since November 2006	various capacities at different times
Philadelphia, PA 19103	Officer		at Macquarie Investment Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware FundsSM by Macquarie Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow†

Former Executive Vice President State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

†Audit committee member

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/closed-end/ literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

computershare.com/investor

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $36,050 for the fiscal year ended November 30, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $36,050 for the fiscal year ended November 30, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,732 for the fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,558 for the fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $8,665,000 for the registrant’s fiscal years ended November 30, 2017 and November 30, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Joseph W. Chow, John A. Fry, Lucinda S. Landreth and Thomas K. Whitford.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawarefunds.com/proxy; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2017. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2017.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	9	$2.0 billion	0	$0
Companies
Other Pooled Investment	1	$53.4 million	0	$0
Vehicles
Other Accounts	3	$282.7 million	0	$0
Wayne A. Anglace
Registered Investment	4	$2.2 billion	0	$0
Companies
Other Pooled Investment	4	$276.1 million	2	$118.6 million
Vehicles
Other Accounts	10	$103.4 million	0	$0
Adam H. Brown
Registered Investment	14	$17.5 billion	0	$0
Companies
Other Pooled Investment	1	$295.4 million	0	$0
Vehicles
Other Accounts	3	$849.9 million	0	$0
Liu-Er Chen
Registered Investment	8	$6.9 billion	0	$0
Companies
Other Pooled Investment	5	$900.3 million	0	$0
Vehicles
Other Accounts	3	$978.6 million	1	$333.7 million
Craig C. Dembek
Registered Investment	9	$3.0 billion	0	$0
Companies
Other Pooled Investment	2	$118.6 million	2	$118.6 million
Vehicles
Other Accounts	0	$0	0	$0
Roger A. Early
Registered Investment	13	$20.6 billion	0	$0
Companies
Other Pooled Investment	3	$674.6 million	0	$0
Vehicles
Other Accounts	46	$6.8 billion	0	$0
Edward Gray
Registered Investment	4	$679.7 million	0	$0
Companies
Other Pooled Investment	2	$34.2 million	0	$0
Vehicles
Other Accounts	4	$798.1 million	0	$0
Paul A. Matlack
Registered Investment	10	$3.1 billion	0	$0
Companies
Other Pooled Investment	2	$350.0 million	0	$0
Vehicles
Other Accounts	1	$106.3 million	0	$0
John P. McCarthy
Registered Investment	15	$19.2 billion	0	$0
Companies
Other Pooled Investment	1	$295.4 million	0	$0
Vehicles
Other Accounts	3	$849.9 million	0	$0
D. Tysen Nutt
Registered Investment	10	$15.9 billion	0	$0
Companies
Other Pooled Investment	5	$1.2 billion	0	$0
Vehicles
Other Accounts	33	$6.1 billion	1	$1.6 billion
Babak Zenouzi
Registered Investment	12	$2.4 billion	0	$0
Companies
Other Pooled Investment	3	$172.0 million	2	$118.6 million
Vehicles
Other Accounts	3	$282.7 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Nutt only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Gray only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Anglace, Mr. Brown, Mr. Dembek, Mr. Early, Mr. Matlack and Mr. McCarthy only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Macquarie Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a 4-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Macquarie Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the Delaware Funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in equal tranches two, three and four years after the date of investment.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of November 30, 2017, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (7/1/2017 - 7/31/2017)	0	-	0	15,841,147.6820
Month #2 (8/1/2017 - 8/31/2017)	0	-	0	15,841,147.6820
Month #3 (9/1/2017 - 9/30/2017)	0	-	0	15,841,147.6820
Month #4 (10/1/2017 - 10/31/2017)	0	-	0	15,841,147.6820
Month #5 (11/1/2017 - 11/30/2017)	12,100.00	11.6063	12,100.00	15,829,047.6820
Month #6 (12/1/2017 - 12/31/2017)	0	-	0	15,829,047.6820
Total	12,100.00	11.6063	12,100.00	15,829,047.6820

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective July 25, 2016, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 34,568 shares.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2018